Neuberger Berman Alternative Funds® (“Alternative Funds”)
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund
Supplement to the Summary Prospectuses and Prospectuses, each dated February 28, 2023, as supplemented, and the Statement of Additional Information, dated February 28, 2023, as amended and restated March 3, 2023, as may be further amended and supplemented

The Board of Trustees of the Alternative Funds approved the conversion of the Neuberger Berman U.S. Equity Index PutWrite Strategy Fund (the “Mutual Fund”) to a newly organized series of Neuberger Berman ETF Trust (the “ETF”) (the “Conversion”).

The Conversion will be effected through the reorganization of the Mutual Fund into the ETF.

After the Conversion, it is anticipated that the ETF will continue to have the same portfolio managers and will be managed in a substantially similar manner as the Mutual Fund.

The ETF will not commence investment operations prior to its Conversion and the ETF’s shares are not currently being offered to the public, nor have they been approved for listing on any exchange. It is anticipated that the Conversion will occur during December 2023 or January 2024.

Prior to the Conversion, existing shareholders of the Mutual Fund will receive a combined information statement/prospectus describing in detail both the Conversion and the ETF involved in the Conversion. It is anticipated that the Conversion will not require shareholder approval. After the Conversion, it is anticipated that the ETF’s shares will be offered to the public and traded on an exchange.

It is anticipated that the Conversion will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Conversion, except to the extent that they receive cash in connection with the liquidation of any fractional shares received in the Conversion.

Effective as of June 30, 2023, Rule 12b-1 fees on all applicable share classes for the Mutual Fund are waived.

The date of this supplement is July 7, 2023.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com